Greenstone Gold Interest	12 Months Ended
Dec. 31, 2025
Greenstone Gold Interest
Greenstone Gold Interest
4.	Greenstone Gold Interest

Greenstone Gold Purchase Agreement

On October 31, 2023, Versamet paid $52.5 million to enter into a gold purchase agreement with Equinox Gold Corp. (“Equinox”) in exchange for monthly deliveries of gold equal to the greater of (a) 350 gold ounces, and (b) gold ounces equal to 1.26% of the monthly gold production from the Greenstone project in Ontario, Canada, (“Greenstone”) at a purchase price per ounce of gold equal to 20% of the then prevailing market price. Monthly gold delivery obligations commenced upon closing of the Greenstone gold interest and will continue until a total of 63,000 ounces of gold have been delivered to Versamet. While gold deliveries will be calculated based on Greenstone production, gold deliveries can be sourced from production from any of Equinox’s operating mines. Under the Greenstone gold interest, Equinox retains the option to buy-down deliveries related to 75% of the original delivery obligation at the then current spot gold price, subject to a minimum gold price per ounce of $2,000.

Accounting for the Greenstone Gold Purchase Agreement

In accordance with the Company’s accounting policy, the Greenstone gold interest was initially measured at fair value, being the purchase price paid by Versamet for the future stream of gold. Each subsequent period end, the Greenstone gold interest is fair valued using a discounted cash flow of the future expected gold deliveries under the GPA. Significant estimates included in this valuation include commodity prices, discount rates and the timing of deliveries expected to be received by Versamet under the GPA with Equinox. Changes in any of the estimates and/or assumptions used in determining the fair value could impact the fair value of the Greenstone gold interest at period end and the associated change in fair value of the Greenstone gold interest recorded in the Statement of Income and Comprehensive Income during the period.

During the year ended December 31, 2025, the Company received 4,200 oz of gold (2024: 4,200 oz) under the Greenstone gold interest, which was initially recognized in inventory. The Company sold the gold for gross proceeds of $14.4 million in the year ended December 31, 2025 (2024: $10.0 million), upon the sale, the inventory was recognized in cost of sales. The difference between the fair value of the gold delivered and the payment to Equinox for the gold delivered (at a cost per oz of gold equal to 20% of the prevailing market price) was recorded as a partial settlement of the Greenstone gold interest and included in cost of sales; accordingly, the amount recorded in cost of sales was $11.6 million for the year ended December 31, 2025 (2024: $8.0 million). During the year ended December 31, 2025, the Company recognized a gain in the fair value of the Greenstone gold interest of $32.9 million (2024: $14.1 million gain) primarily driven by an increase in consensus gold prices.

Details of the changes in the carrying value of the Greenstone gold interest are as follows:

In $000s	$
Balance — December 31, 2023	56,218

Gold deliveries (recognized in cost of sales)	(7,992)
Change in fair value	14,060
Balance — December 31, 2024	62,286

Gold deliveries (recognized in cost of sales)	(11,580)
Change in fair value	32,922
Balance — December 31, 2025	83,628

Less: Current portion, December 31, 2025	(10,784)
Non-current portion, December 31, 2025	72,844